FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT
                                 --------------

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


       Date of Report (Date of earliest event reported) February 16, 2000


                           Centennial Banc Share Corp.
                           ---------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


   Colorado                         0-23965                   84-1374481
   --------                         -------                   ----------
(State or other                   (Commission         (IRS Employer File Number)
jurisdiction of                    File No.)
incorporation)




                     6795 E. Tennessee Ave., 5th Floor 80224
               --------------------------------------------------
             (Address of principal executive offices and zip code)



                                 (303) 840-2000
                                 --------------
              (Registrant's telephone number, including area code)

                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


Item 1.   Changes in Control of Registrant.

          Not Applicable

Item 2.   Acquisition or Disposition of Assets.

          Not Applicable

Item 3.   Bankruptcy or Receivership.

          Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.

          Not Applicable

Item 5.   Other Events

          Not Applicable

Item 6.   Resignation of Registrant's Directors.

          Messrs. Duncan Clark, J. Dean Burden, and James Saunders have resigned as Directors. Their resignation letters are attached. Patricia Saunders and Richard Muller have become Directors.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Not Applicable

Item 8.   Change in Fiscal Year.

          Not Applicable

Item 9.   Sales of Equity Securities Pursuant to Regulation S.

          Not Applicable

I, James C. Saunders, resign as a director of Centennial Banc Share Corp., effective immediately.



/s/ James C. Saunders        12-15-99
---------------------        --------
James C. Saunders              Date

I, J. Dean Burden, resign as both an officer and director of Centennial Banc Share Corp., effective immediately.




/s/ J. Dean Burden            12-15-99
------------------            --------
J. Dean Burden                  Date

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                CENTENNIAL BANC SHARE CORP.



Dated: February 16, 2000                        By: /s/ Scott Sax
                                                -----------------------------
                                                President